Courageous Innovation August 2022 NASDAQ: OCGN

Forward Looking Statements 2 This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, which are based on the beliefs and assumptions of Ocugen, Inc. and on information currently available to management. All statements contained in this presentation other than statements of historical fact are forward- looking statements. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “proposed,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Such statements are subject to numerous important factors, risks, and uncertainties that may cause actual events or results to differ materially from our current expectations. These and other risks and uncertainties are more fully described in our periodic filings with the Securities and Exchange Commission (SEC), including the risk factors described in the section entitled “Risk Factors” in the quarterly and annual reports that we file with the SEC. Forward- looking statements that we make in this presentation are based on a combination of facts and factors currently known to us and speak only as of the date of this presentation. Except as required by law, we assume no obligation to update forward-looking statements contained in this presentation whether as a result of new information, future events, or otherwise, after the date of this presentation.

We’re Here to Make an Impact Through Courageous Innovation 3 Mission: At Ocugen, we are developing novel solutions to medical challenges, approaching healthcare innovation with purpose and agility to deliver new options for people facing serious disease and conditions Pioneering a breakthrough modifier gene therapy for several vision impairment diseases Innovating a novel biologic to treat eye diseases that can lead to vision loss for millions of people Co-developing a COVID-19 vaccine Creating a restorative cell therapy (RCT) platform to treat serious conditions like articular cartilage lesions

Pipeline Overview

	Asset/Program	Indication	Status
Vaccine	COVAXIN™ (BBV152) SARS-CoV-2 virus	COVID-19	• EUA for adults in Mexico; EUA for 2 to 18-year-olds pending* • U.S. Phase 2/3 Immuno-bridging and broadening clinical trial in-progress • Health Canada NDS under review*
Cell therapy	NeoCart® (Autologous chondrocyte-derived neocartilage)	Treatment of Articular Cartilage Defects in the Knee	U.S. Regenerative Medicine Advanced Therapy (RMAT) designation; Phase 3 clinical trial under development
Modifier Gene Therapy Platform	OCU400 *** AAV-hNR2E3	Gene mutation-associated retinal degeneration**	
		NR2E3 Mutation	Phase 1/2
		RHO Mutation	Phase 1/2
		CEP290 Mutation	To be submitted
	OCU410 AAV-hRORA	Dry Age-Related Macular Degeneration (Dry AMD)**	Preclinical
Novel Biologic	OCU200 Transferrin – Tumstatin	Diabetic Macular Edema	Preclinical
		Diabetic Retinopathy	Preclinical
		Wet Age-Related Macular Degeneration (Wet AMD)	Preclinical

* Based on Bharat Biotech-sponsored clinical trials in India

*** ORPHAN DRUG DESIGNATION in the US; Broad ORPHAN MEDICINAL PRODUCT DESIGNATION by the EC for the treatment of retinitis pigmentosa (RP) and Leber congenital amaurosis (LCA)

** No approved therapies exist
https://www.aao.org/eye-health/diseases/retinitis-pigmentosa-treatment | https://www.aao.org/eye-health/diseases/amd-treatment

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5 COVAXIN™ (BBV152) A Whole-Virion Inactivated COVID-19 Vaccine Candidate Licensed from Bharat Biotech (BBIL) for North American Markets

Why COVAXIN™ (BBV152)?

Designed to augment our North American arsenal of vaccines against COVID-19

DESIGNED FOR BROAD SPECTRUM IMMUNE RESPONSE

- Adult and pediatric phase 2/3 data suggest both humoral & cellular responses generated against multiple viral proteins
- Data support that the vaccine induces a Th1 response (cell-mediated immunity) which can be vital for durable protection

RESULTS SHOW PREVENTION OF SEVERE COVID-19 DISEASE

- Phase 3 data suggest prevention of hospitalizations caused by COVID-19
- Booster dose provides robust neutralizing antibody responses against Omicron and Delta variants



COVAXIN

Image for illustrative purposes only

KNOWN SAFETY PROFILE USING VERO CELL PLATFORM

- Data demonstrate strong safety profile within adult and pediatric populations
- Similar technology platform used to produce Polio, Influenza and Rabies vaccines

TRANSPORTATION AND STORAGE EASE

- 10 dose vial that can be stored and shipped at 2°- 8° C with an expected 2-year shelf life and 6-month stability at room temperature



Membrane
Spikes
Nucleocapsid protein
Envelope

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7 COVAXIN™ (BBV152) Adult and Pediatric Clinical Trial Data Phase 3 Clinical Trial n = 25,798 • Nov 2020 - Jan 2021 across 25 sites • Two doses, 28 days apart Phase 2/3 Clinical Trial in Children (2-18 years) • Observed GMTR = 1.32 (0.92, 1.90 [CI 95%]) n = 526 • May 2021 - Jul 2021 across 6 sites • Two doses, 28 days apart Source: Ella, Reddy, Blackwelder, Potdar, Yadav, Sarangi et al. (2021) Efficacy, safety, and lot-to-lot immunogenicity of an inactivated SARS-CoV-2 vaccine (BBV152): interim results of a randomised, double-blind, controlled, phase 3 trial; The Lancet. https://doi.org/10.1016/S0140-6736(21)02000-6 Source: Vadrevu K, Reddy S, Jogdand H, et al. (2022) Immunogenicity and reactogencity of an inactivated SARS-CoV-2 vaccine (BBV152) in children aged 2 - 18 years: interim data from an open-label, non-randomised, age de- escalation phase 2/3 study; The Lancet. https://doi.org/10.1016/S1473-3099(22)00307-3 Efficacy vs Severe Disease93.4% Serious Adverse Events Less than 0.5% Adverse Events COVAXIN™ and Placebo Arms 12.4% Seroconversion to Wild-Type Neutralizing 92% Seroconversion to S1 IgG, RBD IgG, NP IgG *median 92%* 0% SAEs defined as: hospitalizations, myocarditis, pericarditis, GBS, thrombosis, anaphylactic reactions

Pathway for COVAXIN™ (BBV152) development

NCT: 05258669

OCU-002

A Phase 2/3, Observer-Blind, Immuno-bridging, and Broadening Study of a Whole, Inactivated Severe Acute Respiratory Syndrome Coronavirus (SARS-CoV-2) Vaccine (BBV152) in Healthy Adults

Study Type:	Interventional (Clinical Trial)
Estimated Enrollment:	400 participants
Allocation:	Randomized
Intervention Model:	Parallel assignment
Intervention Model Description:	1:1 randomization ratio
Primary Purpose:	Prevention



Immuno-bridging and broadening (OCU-002)
Safety
Proposed Interim Analysis
BLA Submission Window

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9 MODIFIER GENE THERAPY PLATFORM Breakthrough technology designed to address many rare diseases as well as complex diseases that affect millions

Our Vision: Inherited Retinal Diseases

Modifier Gene Therapy vs Traditional Gene Augmentation

Gene Augmentation: Transfer functional version of a non-functional gene into the target cells



Normal gene X
GENE X
cell
GENE X
cell
GENE X
GENE X
cell
GENE X
GENE X
Cell with mutated/nonfunctioning gene X

Traditional Gene Therapy — ONE Disease

- Traditional approach that targets one individual gene mutation at a time
- Regulatory pathway focused on specific product for one disease
- Longer time to recoup development costs

Modifier Gene Therapy: Designed to introduce a functional gene to modify the expression of many genes/gene networks, and regulate basic biological processes in retina



Modifier gene M
GENE M
cell
GENE X
cell
GENE M
GENE X
We plan to address several diseases using the same modifier gene product cell
Cell with mutated/nonfunctioning gene(s) other than modifier gene
Cell with normal function

OCU400

- *NR2E3* Mutation-Associated Retinal Disease
- *Rhodopsin* Mutation-Associated Retinal Disease
- *CEP290* Mutation-Associated Retinal Disease

Broad Spectrum Therapy for RP

- Novel approach that targets nuclear hormone genes (NHRs), which regulate multiple functions within the retina
- Smoother regulatory pathway due to ability to target multiple diseases with one product
- Ability to recoup development costs over multiple therapeutic indications

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11 Our Focus: Nuclear Hormone Receptor Genes (NHRs) *References: https://pubmed.ncbi.nlm.nih.gov/28556246/ | https://www.ncbi.nlm.nih.gov/pmc/articles/PMC5409218/ https://www.ncbi.nlm.nih.gov/pmc/articles/PMC4339951/ | https://journals.plos.org/plosone/article?id=10.1371/journal.pone.0183526 NHRs in the retina are modulators of retinal development & function, acting as “master genes” in the retina Molecular reset of key transcription factors and associated gene networks – retinal homeostasis Gene modifier concept, including its impact on clinical phenotypes, is well known in other disease areas, such as cystic fibrosis and spinal muscular atrophy

12 Proof of Principle: Published in Nature Gene Therapy OCU400 NR2E3 Mutation-Associated Retinal Disease CEP290 Mutation-Associated Retinal Disease ONE Disease GENE X GNE X https://www.nature.com/articles/s41434-020-0134-z Important milestone for development of therapy; demonstrated proof of principle Protection elicited in multiple animal models of degeneration caused by different mutations Potential to represent first broad-spectrum g e agnostic therapy and provide rescue even after disease onset Efficacy results shown in five unique mouse models of RP Technology developed at Harvard Medical School, Dr. Neena Haider’s Lab Study suggests potency of modifier gene therapy to elicit broad- spectrum therapeutic benefits in early and advanced stages of RP Results suggest evidence of vision rescue in early & advanced stages of disease

13 OCU400 Phase 1/2 Clinical Trial Progress ⌛ OCU400 A Phase 1/2 Study to Assess the Safety and Efficacy of OCU400 for Retinitis Pigmentosa Associated with NR2E3 (Nuclear Receptor Subfamily 2 Group E Member 3) and RHO (Rhodopsin) Mutations NCT: 05203939 Study Type: Interventional (Clinical Trial) Estimated Enrollment: 18 participants Clinical Trial Sites: Seven Allocation: Non-randomized Intervention Model: Sequential assignment Masking: None (Open Label) Primary Purpose: Treatment Dosing: Escalation study involving low, medium, high doses Just 30 days to receive FDA clearance for Phase 1/2 gene therapy clinical trial Enrollment expected to conclude by YE 2022 Cohort 1 Cohort 2 Cohort 3 Low dose First dose March 2022 No serious adverse events reported Medium dose First dose planned for August 2022 Initiated dosing based on DSMB recommendation High dose To be initiated Completed In-progress Pending

14 OCU400 Pathway to Phase 3 Clinical Trials RP LCA Proposed Indication RP & LCA

Phase 1/2 clinical trial 15 OCU410 (AAV-RORA) Dry Age-Related Macular Degeneration 30 Dry AMD • Leads to irreversible blindness due to degeneration of the retina • ~9-10M patients in the U.S. • Currently no approved treatment for Dry AMD • Contributing factors: aging, genetics, environmental factors We believe OCU410 has the potential to address this disease through its multi-factor approach RORA Inflammation Lipid Peroxidation Oxidative Stress Sources https://www.brightfocus.org/macular/article/age-related-macular-facts-figures https://www.uniprot.org/uniprot/P35398#function https://pubmed.ncbi.nlm.nih.gov/21998696/ https://pubmed.ncbi.nlm.nih.gov/19786043/ We are executing pre-IND studies to support a planned 2023

16 OCU200 Novel biologic for treating Diabetic Macular Edema (DME), Diabetic Retinopathy (DR) and Wet Age-Related Macular Degeneration (Wet AMD)

OCU200 Potential to Treat DME, DR & Wet AMD

OCU200 Provides hope to ALL patients with DME, DR, or Wet AMD

DME	DR	Wet AMD
~0.7m	~7.7m	~1.1m
patients in the U.S.*	patients in the U.S.*	patients in the U.S.*

~50% of Patients DO NOT Respond to Anti-VEGF/Corticosteroids Therapies

- OCU200 is a Transferrin-Tumstatin Fusion Protein
  - Tumstatin: Multiple Mechanisms of Action (MOAs) for treatment and prevention of macular edema and neovascularization
  - Transferrin: Targets the site of action and improves uptake (better target engagement)
- Integrin Targeting provides hope to these patients who are non-responders to current therapies
- Distinct MOA through targeting Integrin pathways can potentially also help reduce number of injections for patients who do respond to Anti-VEGF & corticosteroids therapies
- We are executing pre-IND studies to support a planned 2023 Phase 1 clinical trial

(*) https://www.gene.com/stories/retinal-diseases-fact-sheet
https://www.brightfocus.org/macular/article/age-related-macular-facts-figures

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18 NeoCart® (Autologous chondrocyte-derived neocartilage)

NeoCart®: Restorative Cell Therapy

Designated by FDA as "Regenerative Medicine Advanced Therapy"

- Combines breakthroughs in bio-engineering and cell processing to enhance the autologous cartilage repair process
- Merges a patient's own cells with a fortified 3-D scaffold designed to accelerate healing and reduce pain
- **Patients receive functional cartilage at the time of treatment**



Follow-up Arthroscopy Demonstrates NeoCart® Progression and Integration



Initial Lesion



Time Zero Implantation



8 Weeks



6 Months

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Phase 3 patient follow-up arthroscopies unrelated to NeoCart implant.

20 Ocugen™ Vision Fully integrated, patient-centric biotech company focused on vaccines in support of public health and gene and cell therapies targeting unmet medical needs through Courageous Innovation

August 2022 NASDAQ: OCGN